UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: April 12, 2012


                               HINTO ENERGY, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

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


              Wyoming                                   000-26317                               84-1384961
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)

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                       7609 Ralston Road, Arvada, CO 80002
                       -----------------------------------

               (Address of Principal Executive Offices) (Zip Code)


                                  (303-647-4850
                                  -------------
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    SECTION 3 - SECURITIES AND TRADING MARKET


Item 3.02 Unregistered Sales of Equity Securities.

On December 16, 2011, Hinto Energy, Inc. ("the Company") issued a $500,000 Secured Commercial Promissory Note ("the Promissory Note") to Microalloyed Steel Institute, Inc. ("Microalloyed").

As part of the terms of the Promissory Note, the Company agreed that all $500,000 of the funds provided would be reserved for acquiring assets. On April 12, 2012, the Company and Microalloyed entered into a Release and Agreement that provided for the release of the $50,000 to be used for the support of the Company's current operations. In exchange for the release of the funds, the Company agreed to issue 25,000 shares of its restricted common stock and to register such shares.

Exemption from Registration Claimed

The above sales by the Company of its unregistered securities were made by the Company in reliance upon Section 4(6) and Rule 506 of Regulation D of the Securities Act of 1933, as amended. The entity that purchased the unregistered securities was an entity known to the Company and its management, through pre-existing business relationships, or as long standing business associates. The purchaser was provided access to all material information, which it requested, and all information necessary to verify such information and was afforded access to management of the Company in connection with their purchases. The purchaser of the unregistered securities acquired such securities for investment and not with a view toward distribution, acknowledging such intent to the Company. All certificates or agreements representing such securities that were issued contained restrictive legends, prohibiting further transfer of the certificates or agreements representing such securities, without such securities either being first registered or otherwise exempt from registration in any further resale or disposition.

..

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                              HINTO ENERGY, INC.


                              By:    /s/ George Harris
                                         -------------
                                         George Harris, Chief Financial Officer


 Date: April 26, 2012